SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):        September 3, 2003


   Commission File             Name of Registrant, State of Incorporation, Address of               IRS Employer
       Numbers                    Principal Executive Offices and Telephone Number              Identification Number
-----------------------     -------------------------------------------------------------     --------------------------

        0-7831              JOURNAL COMMUNICATIONS, INC.                                             39-0382060
                            A Wisconsin corporation
                            333 West State Street
                            Milwaukee, Wisconsin 53202
                            (414) 224-2728

        0-7832              JOURNAL EMPLOYEES' STOCK TRUST                                           39-6153189
                            333 West State Street
                            Milwaukee, Wisconsin 53202
                            (414) 224-2728

      333-105209            THE JOURNAL COMPANY                                                      20-0020198
      333-105210            A Wisconsin corporation
                            333 West State Street
                            Milwaukee, Wisconsin 53202
                            (414) 224-2728


This combined Form 8-K is separately filed by Journal Communications, Inc., Journal Employees' Stock Trust and The Journal Company.

Item 5.   Other Events and Regulation FD Disclosure.
------    -----------------------------------------

     At a special meeting of shareholders and unitholders held on September 3, 2003, the shareholders of Journal Communications, Inc., a Wisconsin corporation (the "Company"), and the unitholders of Journal Employees' Stock Trust (the "Trust"), approved all of the components of the Company's previously announced permanent capital plan, including:

o a share exchange, pursuant to which each share of the Company's existing common stock will automatically be exchanged for three shares of new class B common stock of The Journal Company ("New Journal," currently a wholly-owned subsidiary of the Company), which will be entitled to ten votes per share;

o an amendment to the Journal Employees' Stock Trust Agreement ("JESTA") to explicitly permit the share exchange to occur and to provide that, immediately after the share exchange is completed, JESTA will terminate and the shares of class B common stock of New Journal held by JESTA as a result of the share exchange will be distributed to the unitholders of JESTA;

o    New Journal's 2003 Equity Incentive Plan; and

o    New Journal's 2003 Employee Stock Purchase Plan.

     A copy of the Company's and the Trust's communication to shareholders and unitholders regarding approval of the permanent capital plan is filed as Exhibit 99 hereto and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Announcement to shareholders and unitholders of Journal Communications, Inc. and Journal Employees' Stock Trust, dated September 3, 2003, regarding approval of the Journal Communications, Inc. permanent capital plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      JOURNAL COMMUNICATIONS, INC.
                                      THE JOURNAL COMPANY



Date:  September 3, 2003              By: /s/ Paul M. Bonaiuto
                                          --------------------------------------
                                          Paul M. Bonaiuto, Executive Vice
                                          President and Chief Financial Officer

                                      JOURNAL EMPLOYEES' STOCK TRUST



Date:  September 3, 2003              By: /s/ Paul M. Bonaiuto
                                          --------------------------------------
                                          Paul M. Bonaiuto, Trustee

                          JOURNAL COMMUNICATIONS, INC.
                         JOURNAL EMPLOYEES' STOCK TRUST
                               THE JOURNAL COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated September 3, 2003


Exhibit No.
----------

(99) Announcement to shareholders and unitholders of Journal Communications, Inc. and Journal Employees' Stock Trust, dated September 3, 2003, regarding approval of the Journal Communications, Inc. permanent capital plan.


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